UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       February 9, 2006
                                                --------------------------------


                          INGLES MARKETS, INCORPORATED
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             (Exact name of registrant as specified in its charter)


        North Carolina                0-14706                    56-0846267
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


P.O. Box 6676, Asheville, NC                                       28816
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (828) 669-2941
                                                  ------------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2006, Ingles Markets, Incorporated ("IMKTA") issued a press release announcing financial information for its first fiscal quarter ended
December  24, 2005.  The press  release is attached as Exhibit 99.1 to this Form
8-K.



Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

     Exhibit Number     Description of Exhibit
     --------------     ----------------------
     99.1               Press release issued February 9, 2006









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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INGLES MARKETS, INCORPORATED
                                            ------------------------------------
                                                       (Registrant)

Date: February 9, 2006
                                        By: /s/ Ronald B. Freeman
                                            ------------------------------------
                                            Ronald B. Freeman
                                            Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit         Description
-------         -----------

99.1            Press Release dated February 9, 2006